ASSET-BACKED FINANCING FACILITY
ADVANTA BANK CORP.
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:              OCTOBER 1, 2001 - OCTOBER 31, 2001

SETTLEMENT DATE:                15-NOV-01

A.    SERIES INFORMATION:

      ADVANTA EQUIPMENT LEASING RECEIVABLES SERIES 2000-1 LLC SERIES 2000-1

I.    AGGREGATE CONTRACT PRINCIPAL BALANCE:

      (a.)   Beginning Aggregate Contract Principal Balance ..........................                      $ 204,234,948.19
                                                                                                            ----------------
      (b.)   Contract Principal Balance of all Collections allocable to Contracts ....                      $  10,528,280.25
                                                                                                            ----------------
      (c.)   Contract Principal Balance of Charged-Off Contracts .....................                      $   1,507,471.73
                                                                                                            ----------------
      (d.)   Ending Aggregate Contract Principal Balance of all Contracts as of
             this Settlement Date ....................................................                      $ 192,199,196.21
                                                                                                            ----------------

             BALANCES ON THIS PAYMENT DATE: (AFTER PRINCIPAL PAYMENTS MADE FOR
             THIS RELATED COLLECTION PERIOD)
      (e.)   Class A Principal Balance as of this
             Settlement Date (Class A Note Factor)         0.3790007                                        $ 124,758,314.77
                                                           ---------                                        ----------------
      (e1.)  Ending Class A-1 Principal Balance            0.0000000                    $          0.00
                                                           ---------                    ---------------
      (e2.)  Ending Class A-2 Principal Balance            0.6343599                    $ 40,135,314.77
                                                           ---------                    ---------------
      (e3.)  Ending Class A-3 Principal Balance            1.0000000                    $ 84,623,000.00
                                                           ---------                    ---------------
      (f.)   Ending Class B Principal Balance as of this
             Settlement Date (Class B Note Factor)         0.4271803                                        $  12,052,891.90
                                                           ---------                                        ----------------
      (g.)   Ending Class C Principal Balance as of this
             Settlement Date (Class C Note Factor)         0.4271805                                        $   8,035,264.28
                                                           ---------                                        ----------------
      (h.)   Ending Class D Principal Balance as of this
             Settlement Date (Class D Note Factor)         0.4271801                                        $   4,017,628.77
                                                           ---------                                        ----------------
      (i.)   Ending Class E Principal Balance as of this
             Settlement Date (Class E Note Factor)         0.4343081                                        $  10,211,451.01
                                                           ---------                                       ----------------
      (j.)   Ending Class F Principal Balance as of this
             Settlement Date (Class F Note Factor)         0.4087142                                        $  24,986,542.91
                                                           ---------                                        ----------------
      (k.)   Excess Aggregate Contract Principal Balance over the sum of the
             Class A through F Principal Balances                                                           $   8,137,102.58
                                                                                                            ----------------

II.   COMPLIANCE RATIOS:

      (a.)   Aggregate Contract Balance Remaining ("CBR") of all Contracts ..............................   $ 214,074,006.82
                                                                                                            ----------------
      (b.)   CBR of Contracts 1 - 30 days delinquent ....................................................   $  22,637,998.02
                                                                                                            ----------------
      (c.)   % of Delinquent Contracts 1- 30 days as of the related Calculation Date ....................             10.57%
                                                                                                            ----------------
      (d.)   CBR of Contracts 31 - 60 days delinquent ...................................................   $   9,006,787.40
                                                                                                            ----------------
      (e.)   % of Delinquent Contracts 31- 60 days as of the related Calculation Date ...................              4.21%
                                                                                                            ----------------
      (f.)   CBR of Contracts 61 - 90 days delinquent ...................................................   $   4,567,150.71
                                                                                                            ----------------
      (g.)   % of Delinquent Contracts 61- 90 days as of the related Calculation Date ...................              2.13%
                                                                                                            ----------------
      (h.)   CBR of Contracts > 91 days delinquent ......................................................   $   3,797,849.84
                                                                                                            ----------------
      (i.)   % of Delinquent Contracts > 91 days as of the related Calculation Date .....................              1.77%
                                                                                                            ----------------
      (j1.)  % of Delinquent Contracts 31 days or more as of the related Calculation Date ...............              8.11%
                                                                                                            ----------------
      (j2.)  Month 2:   Sep-01 (1) ......................................................................              8.29%
                        ------                                                                              ----------------
      (j3.)  Month 3:   Aug-01 ..........................................................................              7.60%
                        ------                                                                              ----------------
      (j4.)  Three month rolling average % of Delinquent Contracts 31 days or more ......................              8.00%
                                                                                                            ----------------
      (k1.)  Net Charge-Off % for the related Collection Period (annualized 30/360) .....................              6.09%
                                                                                                            ----------------
      (k2.)  Month 2:   Sep-01 ..........................................................................              4.81%
                        ------                                                                              ----------------
      (k3.)  Month 3:   Aug-01 ..........................................................................              7.49%
                        ------                                                                              ----------------
      (k4.)  Three month rolling average % for Defaulted Contracts ......................................              6.13%
                                                                                                            ----------------

      (l1.)  Cumulative Net Loss Percentage ..........................................................................     6.0161%
                                                                                                                         ----------
      (l2.)  Does the Cumulative Net Loss % exceed
      (l3.)  The Loss Trigger Level % from Beginning Period to and including 12th Collection Period ? .... Y or N ....       N/A
                                                                                                                         ----------
      (l4.)  The Loss Trigger Level % from 13th Collection Period to and including 24th Collection Period ? ..Y or N .       YES
                                                                                                                         ----------
      (l5.)  The Loss Trigger Level % from 25th Collection Period and thereafter ? .. Y or N .........................       N/A
                                                                                                                         ----------
      (m5.)  Is there currently a Trigger Event which has not been cured for this payment date .. Y or N .............       YES
                                                                                                                         ----------
      (m5.)  Is there currently an Event of Default for this payment date ........ Y or N ............................       NO
                                                                                                                         ----------

III.  FLOW OF FUNDS:

      (1.)   The amount on deposit in Available Funds* SEE NOTE ..................................                  $ 17,483,957.41
                                                                                                                    ---------------
      (2.)   Amounts deposited, if any, by the Servicer to the Collection Account
             for contracts repurchased ...........................................................                  $    143,054.97
                                                                                                                    ---------------
      (3.)   Total deposits in the Collection Account to be used as available funds
             on this Payment Date (1+2) ..........................................................                  $ 17,627,012.38
                                                                                                                    ---------------
      (4.)   Funds to the servicer, any Excluded Amounts-Residual Receipts .......................                  $    151,434.53
                                                                                                                    ---------------
      (a.)   To the Trustee, trustee fees and expenses subject to an annual limit ................                                -
                                                                                                                    ---------------
      (b.)   To the Servicer, any unrecoverable servicer advances / initial
             unpaid balance amounts ..............................................................                  $    343,014.06
                                                                                                                    ---------------
      (c.)   To the Servicer, the servicing fee then due and miscellaneous
             amounts, if any .....................................................................                  $    170,195.79
                                                                                                                    ---------------

      *NOTE: This amount includes the $4,702,535.15 of the Reserve Account due to the trigger event.


             TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS: INTEREST
      (d.)   To Class A, the total Class A Note Interest for the related interest
             accrual period ......................................................................                  $    861,180.85
                                                                                                                    ---------------
                     Interest on Class A-1 Notes .................................................   $       0.00
                                                                                                     ------------
                     Interest on Class A-2 Notes .................................................   $ 338,986.42
                                                                                                     ------------
                     Interest on Class A-3 Notes .................................................   $ 522,194.43
                                                                                                     ------------
      (e.)   Interest on Class B Notes for the related interest accrual period ...................                  $     75,973.43
                                                                                                                    ---------------
      (f.)   Interest on Class C Notes for the related interest accrual period ...................                  $     51,486.42
                                                                                                                    ---------------
      (g.)   Interest on Class D Notes for the related interest accrual period ...................                  $     26,848.62
                                                                                                                    ---------------

             CLASS E INTEREST:
      (h1.)  If Class E Noteholder is not Originator, then Interest on Class E Notes for the
             related interest accrual period or otherwise $0 .....................................                                -
                                                                                                                    ---------------
      (h2.)  If Class E Noteholder is Originator, then amount in (h1) from above to be paid as additional principal pro rata among the Class A, Class B, Class C and Class D
             notes or otherwise $0 ...............................................................   $  87,222.81
                                                                                                     ------------

             TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS: PRINCIPAL

      (i1.)  Class A percentage ...............................................................          0.699999
                                                                                                  ---------------
      (i2.)  To Class A, amount from reserve account, if any ..................................   $  4,702,535.15
                                                                                                  ---------------
      (i3.)  To Class A, the Class A overdue principal, if any ................................                 -
                                                                                                  ---------------
      (i4.)  To Class A, the Class A monthly principal payment amount .........................   $ 11,157,120.70
                                                                                                  ---------------
      (i5.)  To Class A, the additional principal, if any, allocable from Class E
             interest amount ..................................................................   $     74,458.58
                                                                                                  ---------------
      (i6.)  To Class A, the additional principal, if any, allocable from Class F
             floor amount .....................................................................                 -
                                                                                                  ---------------
      (i7.)  Total principal payment to Class A  (i2-i6) ......................................   $ 15,934,114.43
                                                                                                  ---------------
      (i8.)          Principal payment to Class A-1 Noteholders ...............................                     $             -
                                                                                                                    ---------------
      (i9.)          Principal payment to Class A-2 Noteholders ...............................                     $ 15,934,114.43
                                                                                                                    ---------------
      (i10.)         Principal payment to Class A-3 Noteholders ...............................                                   -
                                                                                                                    ---------------

      (j1.)  Class B percentage ...............................................................         0.0599996
                                                                                                  ---------------
      (j2.)  To Class B, amount from reserve account, if any ..................................                 -
                                                                                                  ---------------
      (j3.)  To Class B, the Class B overdue principal, if any ................................                 -
                                                                                                  ---------------
      (j4.)  To Class B, the Class B monthly principal payment amount .........................   $             -
                                                                                                  ---------------
      (j5.)  To Class B, the additional principal, if any, allocable from Class E
             interest amount ..................................................................   $      6,382.12
                                                                                                  ---------------
      (j6.)  To Class B, the additional principal, if any, allocable from Class F
             floor amount .....................................................................                 -
                                                                                                  ---------------
      (j7.)  Total principal payment to Class B Noteholders (j2-j6) ...........................                     $      6,382.12
                                                                                                                    ---------------

      (k1.)  Class C percentage ...............................................................         0.0399997
                                                                                                  ---------------
      (j2.)  To Class C, amount from reserve account, if any ..................................                 -
                                                                                                  ---------------
      (k3.)  To Class C, the Class C overdue principal, if any ................................                 -
                                                                                                  ---------------
      (k4.)  To Class C, the Class C monthly principal payment amount .........................   $             -
                                                                                                  ---------------
      (k5.)  To Class C, the additional principal, if any, allocable from Class E
             interest amount ..................................................................   $      4,254.75
                                                                                                  ---------------
      (k6.)  To Class C, the additional principal, if any, allocable from Class F
             floor amount .....................................................................                 -
                                                                                                  ---------------

      (k7.)  Total principal payment to Class C Noteholders (k2-k6) ...........................                       $    4,254.75
                                                                                                                      -------------
      (l1.)  Class D percentage ...............................................................         0.0199999
                                                                                                  ---------------
      (l2.)  To Class D, amount from reserve account, if any ..................................                 -
                                                                                                  ---------------
      (l3.)  To Class D, the Class D overdue principal, if any ................................                 -
                                                                                                  ---------------
      (l4.)  To Class D, the Class D monthly principal payment amount .........................   $             -
                                                                                                  ---------------
      (l5.)  To Class D, the additional principal, if any, allocable from Class E
             interest amount ..................................................................   $      2,127.37
                                                                                                  ---------------
      (l6.)  To Class D, the additional principal, if any, allocable from Class F
             floor amount .....................................................................                 -
                                                                                                  ---------------
      (l7.)  Total principal payment to Class D Noteholders (l2-l6) ............................                      $    2,127.37
                                                                                                                      -------------
      (m1.)  Class E percentage ................................................................        0.0499986
                                                                                                  ---------------
      (m2.)  To Class E, amount from reserve account, if any ...................................  $             -
                                                                                                  ---------------
      (m3.)  To Class E, the Class E overdue principal, if any .................................                -
                                                                                                  ---------------
      (m4.)  To Class E, the Class E monthly principal payment amount ..........................  $             -
                                                                                                  ---------------     -------------
      (m5.)  To Class E, the additional principal, if any, allocable from Class F
             floor amount ......................................................................                -
                                                                                                  ---------------
      (m6.)  Total principal payment to Class E Noteholders (m2-m5) ............................                      $           -
                                                                                                                      -------------

             TO THE RESERVE ACCOUNT:
      (4.)   The amount, if any, needed to maintain the amount in the reserve account
             at the required reserve amount ....................................................                      $           -
                                                                                                                      -------------

             CLASS F PAYMENTS:
      (n1.)  Sub-Total of funds disbursed through the Reserve Account ..........................  $ 17,627,012.37
                                                                                                  ---------------
      (n2.)  Funds available to be paid to Class F .............................................  $             -
                                                                                                  ---------------

      (n3.)  Class F percentage ................................................................        0.1300032
                                                                                                  ---------------
      (n4.)  Class F floor amount ..............................................................  $  9,405,070.31
                                                                                                  ---------------
      (n5.)  Class F principal balance before payment of principal on this payment date ........  $ 26,551,229.18
                                                                                                  ---------------

      (n6.)  If Funds available to be paid to Class F (n2) is greater than $0, then payment as follows:

      (n7.)  If principal balance (n5) is greater than Class F floor (n4) then to
             Class F in an amount equal to the lesser of (a) Class F monthly principal amount until the Class F principal balance has been reduced to the
             Class F floor amount  and (b) funds available .....................................                      $           -
                                                                                                                      -------------

      (n8.)  If Funds available to be paid to Class F (n2) is $0, then no payments to
             Class F and enter $0
                                                                                                                      -------------

             TO THE TRUSTEE:
      (7.)   To the Trustee, any fees and expenses not previously paid subject to a limit
                                                                                                                      -------------

             TO THE ISSUERS:
      (8.)   To the issuers, as owner of the pledged assets, any remaining available
             funds on deposit in the collection account after all payments are made above ......                      $           -
                                                                                                                      -------------

IV.   SERVICER ADVANCES

      (a.)   Aggregate amount of Servicer Advances at the beginning of the Collection Period ....................   $  4,051,248.32
                                                                                                                    ---------------
      (b.)   Servicer Advances reimbursed during the Collection Period ..........................................   $     69,265.84
                                                                                                                    ---------------
      (c.)   Amount of unreimbursed Service Advances to be reimbursed on the Settlement Date ....................   $    343,014.06
                                                                                                                    ---------------
      (d.)   Servicer Advances made during the related Collection Period ........................................   $             -
                                                                                                                    ---------------
      (e.)   Aggregate amount of Servicer Advances at the end of the Collection Period ..........................   $  3,638,968.42
                                                                                                                    ---------------
      (f.)   Amount of delinquent Scheduled Payments for which Servicer Advances were not made ..................                 -
                                                                                                                    ---------------


V.    RESERVE ACCOUNT
      (a.)   Amount on deposit at the beginning of the related Collection Period ................................   $  4,702,535.15
                                                                                                                    ---------------
      (b.)   Reserve Account initial deposit ....................................................................
                                                                                                                    ---------------
      (c.)   Amount of interest earnings reinvested for the related Monthly Period ..............................   $             -
                                                                                                                    ---------------
      (d.)   Amounts used to cover shortfalls, if any,  for the related Collection Period .......................              0.00
                                                                                                                    ---------------
      (e.)   Amounts used as required in a Trigger Event, if any,  for the related Collection Period ............   $  4,702,535.15
                                                                                                                    ---------------
      (f.)   Amounts transferred in from the Collection Account, if applicable (line 4) .........................   $             -
                                                                                                                    ---------------
      (g.)   Interest earnings for the related Monthly Period ...................................................   $     11,239.39
                                                                                                                    ---------------
      (h.)   Interest  earnings withdrawn and included as Available Funds for the related Monthly Period ........   $     11,239.39
                                                                                                                    ---------------
      (i.)   Amount on deposit at the end of the related Collection Period ......................................   $             -
                                                                                                                    ---------------

      (j.)   Is the Required Reserve Amount equal to the balance in the Reserve
             Account as of the related Collection period ? Y or N ...............................................           N
                                                                                                                    ---------------

VI.   ADVANCE PAYMENTS

      (a.)   Beginning aggregate Advance Payments ...............................................................   $  1,826,120.25
                                                                                                                    ---------------
      (b.)   Add:  Amount of Advance Payments collected during the related Collection Period ....................   $  1,872,600.15
                                                                                                                    ---------------
      (c.)   Add:  Investment earnings for the related  Collection Period .......................................   $             -
                                                                                                                    ---------------
      (d.)   Less: Amount of Advance Payments withdrawn for deposit into Facility Account .......................   $  1,519,607.31
                                                                                                                    ---------------
      (e.)   Ending aggregate Advance Payments ..................................................................   $  2,179,113.09
                                                                                                                    ---------------



      Advanta Bank Corp., as Servicer

      By:      /s/ KIRK WEILER

      Title:   V.P. Finance/Treasurer
               ------------------------
      Date:    11/09/01
               ------------------------